Savings and Retirement Plans	12 Months Ended
Dec. 31, 2011
Savings and Retirement Plans [Abstract]
Savings and Retirement Plans

Note 6. Savings and Retirement Plans

The Company has a savings and retirement plan for eligible employees. The plan was adopted pursuant to Section 401(k) of the Internal Revenue Code. Contributions to the plan are discretionary for both the Company and its employees. The Company may make contributions to the plans that match employee contributions, subject to certain limitations. The Company made plan contributions of approximately $296,000, $217,000 and $211,000 in each of year ended December 31, 2011, 2010 and 2009, respectively, which is recorded as expense in the consolidated statements of income.